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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 1997 (December 16, 1997)

                          UNIVERSAL SELF CARE, INC.
       ---------------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                           95-4228470
---------------------------------                       ------------------------
 (STATE OR OTHER JURISDICTION OF                             (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                            11585 FARMINGTON ROAD
                           LIVONIA, MICHIGAN 48150
       ---------------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                          UNIVERSAL SELF CARE, INC.
                           ----------------------
                             BRIAN D. BOOKMEIER
                                  PRESIDENT
                          UNIVERSAL SELF CARE, INC.
                            11585 FARMINGTON ROAD
                           LIVONIA, MICHIGAN 48150
          --------------------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               (313) 261-2988
          --------------------------------------------------------
        (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPY TO:
                           Peter W. Rothberg, Esq.
                          Greenberg Traurig Hoffman
                           Lipoff Rosen & Quentel
                            153 East 53rd Street
                          New York, New York 10022
                               (212) 801-9200
          --------------------------------------------------------

        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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       ITEM 5 - OTHER EVENTS.

       On December 16, 1997 the Company, its principal operating subsidiaries and its principal management stockholders, and Gainor Medical Management, LLC and its wholly owned acquisition subsidiary ("Gainor"), executed an amendment to the Asset Purchase Agreement among the parties, dated November 14, 1997 (the "First Amendment"), for the sale to Gainor of substantially of all of the operating assets of the Company (the "Transaction"). Negotiation of the First Amendment resulted from Gainor's appraisal of the Company's future operations and its past operating performance for the first five months of the Company's current fiscal year ended November 30, 1997, which past performance was below that internally projected by the Company owing in part to a decline in referrals of potential customers, computer-generated problems in delivering recent Medicare billings and other revenue reductions during the last several months. The First Amendment reduced the purchase price for the assets from $37,000,000 to $34,000,000 (the "Purchase Price"), eliminated upward adjustments to the Purchase Price based upon the value of the Company's inventory and net tangible assets at closing, and reduced the portion of the Purchase Price paid in the form of a convertible subordinated note from $20,000,000 to $17,000,000. Pursuant to the First Amendment, in addition to offsets for customary indemnifications under the Sale Agreement, the principal of the Note is subject to reduction in the event that (i) Gainor does not achieve Post Closing Revenue (as hereinafter defined) during calendar 1998 at a level that is reduced in the First Amendment, and (ii) Gainor is not able to collect at least $6,000,000 from the accounts receivable sold to Gainor as part of the Transaction during the one-year period succeeding the closing (which collection level was increased from $5,000,000 in the First Amendment). Subject to approval of its stockholders, the Company anticipates consummation of the Transaction in early February 1998.

       ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (b)    PRO FORMA FINANCIAL INFORMATION

              (To be filed by amendment.)

       (c)    EXHIBITS.

              1. First Amendment, dated as of November 24, 1997, to Asset Purchase Agreement dated November 14, 1997.


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                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            UNIVERSAL SELF CARE, INC.
                                                (Registrant)



Dated: December 17, 1997                    By: /s/ Brian D. Bookmeier
                                                --------------------------------
                                                Brian D. Bookmeier, President
                                                and Chief Executive Officer